                                                                  Exhibit 24.1.1

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints Larry F. Williams, Douglas A. Shumate and J. Thomas Mullis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of ITC/\DeltaCom, Inc. (SEC Registration No. 333-101537) or any Registration Statement relating to that Registration Statement under Rule 462 under the Securities Act of 1933 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 30th day of December, 2003.

                                                       /s/ John Almeida, Jr.
                                                       -------------------------
                                                       John Almeida, Jr

                                                                  Exhibit 24.1.2

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints Larry F. Williams, Douglas A. Shumate and J. Thomas Mullis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of ITC/\DeltaCom, Inc. (SEC Registration No. 333-101537) or any Registration Statement relating to that Registration Statement under Rule 462 under the Securities Act of 1933 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 30th day of December, 2003.

                                                    /s/ R. Gerald McCarley
                                                    ----------------------------
                                                    R. Gerald McCarley

                                                                  Exhibit 24.1.3

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints Larry F. Williams, Douglas A. Shumate and J. Thomas Mullis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of ITC/\DeltaCom, Inc. (SEC Registration No. 333-101537) or any Registration Statement relating to that Registration Statement under Rule 462 under the Securities Act of 1933 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 30th day of December, 2003.

                                                 /s/ Thomas E. McInerney
                                                 -------------------------------
                                                 Thomas E. McInerney

                                                                  Exhibit 24.1.4

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints Larry F. Williams, Douglas A. Shumate and J. Thomas Mullis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of ITC/\DeltaCom, Inc. (SEC Registration No. 333-101537) or any Registration Statement relating to that Registration Statement under Rule 462 under the Securities Act of 1933 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 30th day of December, 2003.

                                                /s/ Anthony J. de Nicola
                                                --------------------------------
                                                Anthony J. de Nicola

                                                                  Exhibit 24.1.5

                                POWER OF ATTORNEY

     The undersigned constitutes and appoints Larry F. Williams, Douglas A. Shumate and J. Thomas Mullis, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, from such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of ITC/\DeltaCom, Inc. (SEC Registration No. 333-101537) or any Registration Statement relating to that Registration Statement under Rule 462 under the Securities Act of 1933 and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 30th day of December, 2003.

                                                     /s/ Sanjay Swani
                                                     ---------------------------
                                                     Sanjay Swani